EXHIBIT 23.1


PRICEWATERHOUSECOOPERS (LOGO)



                                                      PricewaterhouseCoopers LLP
                                                      333 Market Street
                                                      San Francisco, CA 94105
                                                      Telephone (415) 498-5000
                                                      Facsimile (415) 498-7100




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-1 of our report dated March 28, 2001 relating to the financial statements of Hecla Mining Company, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP


San Francisco, California
April 25, 2003